STAGE II APPAREL CORP.

                        1998 INCENTIVE STOCK OPTION PLAN

      1. Purpose. The purpose of the 1998 Incentive Stock Option Plan (the "Plan") is to provide an incentive to selected officers, directors and key employees of Stage II Apparel Corp. (the "Company") and any directly or indirectly owned subsidiary of the Company (a "Subsidiary") to acquire or increase their proprietary interest in the Company, to continue their services and increase their efforts on behalf of the Company.

      2. The Plan. The Plan provides for the grant of options ("Options") to acquire shares of Common Stock, $.01 par value, of the Company (the "Stock"). Options granted under the Plan are intended to qualify as incentive stock options ("ISOs") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or, if so specified at the time of grant, nonqualified stock options ("NSOs") within the meaning of section 422 of the Code.

      3. Administration. (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board").

      (b) The Committee shall have plenary authority in its discretion, subject only to the express provisions of the Plan and of Code section 422 to: (i) select the eligible persons who shall be granted Options ("Grantees"), the number of shares of Stock subject to each Option and terms of the Option granted to each Grantee, provided that, in making its determination, the Committee shall consider the position and responsibilities of the person, the nature and value to the Company or a Subsidiary of his or her services and accomplishments, the person's present and potential contribution to the success of the Company or a Subsidiary and any other factors that the Committee may deem relevant; (ii) determine the dates of Option grants; (iii) prescribe the form of the instruments evidencing Options; (iv) adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings; (v) decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the Plan; and (vi) amend certain terms of the Plan as provided in Section 9.

      (c) All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons.

      4. Effectiveness and Termination of Plan. The Plan shall become effective as of December 30, 1998, the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Company within one year of its adoption. Any Option outstanding under the Plan at the time of termination of the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of (a) December 30, 2008, (b) the date when all shares of Stock reserved for issuance under the Plan shall have been acquired through exercise of Options granted under the Plan or
(c) such earlier date as the Board may determine.

      5. The Stock. The aggregate number of shares of Stock issuable under the Plan shall be 1,000,000 or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in Section 8. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that
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terminates unexercised for any reason may thereafter be subjected to a new
Option under the Plan.

      6. Option Agreement. Each Grantee shall enter into a written agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of agreement to evidence Options may be established at any time or from time to time by the Committee. No Grantee shall have rights in any Option unless and until a written option agreement is entered into with the Company.

      7. Grant, Terms and Conditions of Options. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

      (a) Grantees. The Grantees shall be those officers, directors and key employees of the Company or its Subsidiaries selected by the Committee, provided that only NSOs may be granted under the Plan to (i) any person owning Stock or other capital stock of the Company possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or (ii) any director who is not an officer.

      (b) Price. The exercise price of an Option shall be no less than the fair market value of the Stock, without regard to any restriction, at the time the Option is granted. The fair market value of the Stock at the time of the grant shall be: (i) the closing price of the Stock on the trading day immediately preceding the date of the grant (the "Valuation Date") if the Stock is listed on a national securities exchange or the Nasdaq National Market ("NNM"); (ii) the average of the closing bid and asked prices for the Stock on the Valuation Date if the Stock is not listed on a national securities exchange or the NNM but is traded over-the-counter; or (iii) such value as the Committee shall in good faith determine if the Stock is neither listed on a national securities exchange or the NNM nor traded in the over-the-counter market. If the Stock is listed on a national exchange or the NNM or is traded over-the-counter but is not traded on the Valuation Date, then the price shall be determined by the Committee by applying the principles contained in applicable Treasury Regulations. The fair market value of the Stock shall be determined by, and in accordance with, procedures to be established by the Committee, whose determination shall be final.

      (c) Payment for Stock. The exercise price of an Option shall be paid in full at the time of exercise (i) in cash by check, (ii) with securities of the Company already owned by, and in the possession of, the Grantee or (iii) any combination of cash and securities of the Company. Securities of the Company used to satisfy the exercise price of an Option shall be valued at their fair market value determined in accordance with the rules set forth in Section 7(b). The exercise price shall not be subject to adjustment, except as provided in
Section 8.

      (d) Limitation. Notwithstanding any provision of the Plan to the contrary, an Option shall not be treated as an ISO under Code section 422 to the extent to which the aggregate market value (determined as of the time an Option is granted) of Stock for which Options (together with options granted under all other plans of the Company) are exercisable for the first time by a Grantee during any calendar year exceeds $100,000. The value of Stock for which NSOs may be granted to a Grantee in a year may, however, exceed $100,000.

      (e) Duration and Exercise of Options. Options may be exercisable for terms of up to but not exceeding ten years from the date of grant. Options shall be exercisable at the times and in the amounts


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(up to the full amount thereof) determined by the Committee at the time of grant. If an Option granted under the Plan is exercisable in subsequent installments, the Committee shall determine what events, if any, will make it subject to acceleration. Notwithstanding the foregoing, an unvested Option shall automatically become 100% vested upon any Change of Control (as defined below) or any action by the Board in contemplation of a transaction that would result in a Change of Control. Change of Control shall mean an event or series of events by which (i) any person (as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 30% or more of the total voting power of the outstanding voting stock of the Company, (ii) the Company conveys, transfers, sells or leases all or substantially all of its assets to any person other than to a wholly owned subsidiary of the Company, (iii) the shareholders of the Company approve any plan of liquidation or dissolution of the Company or (iv) during any period of 12 consecutive months, individuals who, at the beginning of that period, constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the stockholders of the Company, as applicable, was approved by a vote of not less than a majority of the directors then still in office who were either directors at the beginning of that period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

      (f) Termination of Employment. Upon the termination of a Grantee's employment (or directorship) for any reason other than "Cause" (as defined below), the Grantee may, within three months following termination, exercise the Option with respect to all or any part of the shares subject thereto in which the right to purchase Stock had accrued or vested at the time of termination of employment. If the employment (or directorship) of a Grantee is terminated for Cause, the Grantee's rights under any then outstanding Option shall terminate at the time of termination. "Cause" shall mean the Grantee's malfeasance or nonfeasance in the performances of his duties as a director, officer or employee of the company.

      (g) Transferability of Option. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

      (h) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan or adversely affect the status of an ISO as an incentive stock option under Code section 422.

      (i) Other Terms and Conditions. Option agreements may contain any other provisions not inconsistent with the Plan that the Committee deems appropriate.

      8. Adjustment for Changes in the Stock. (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number


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and kind of shares of capital stock or other securities into which each outstanding share of Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, if the Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

      (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 8 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

      (c) Notwithstanding Section 8(a), the Committee shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company with or into any other Company, or the merger or consolidation of any other Company into the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem appropriate) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the fair market value of the Stock subject to the Option, determined in accordance with Section 7(b), over the exercise price of the Option, or (iii) make any other provisions that the Committee deems equitable.

      9. Amendment of the Plan. The Committee may amend the Plan, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in Section 8 and this Section 9, unless the stockholders of the Company shall have first approved thereof (a) the total number of shares of Stock subject to the Plan shall not be increased, (b) no Option shall be exercisable more than ten years after the date it is granted,
(c) the expiration date of the Plan shall not be extended and (d) no amendment shall permit the exercise price of any Option to be less than the fair market value of the Stock at the time of grant, increase the number of shares of Stock to be received on exercise of an Option, materially increase the benefits accruing to a Grantee under an Option or modify the eligibility requirements for participation in the Plan.

      10. Interpretation and Construction. The interpretation and construction of any provision of the Plan by the Committee shall be final, binding and conclusive for all purposes.

      11. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.

      12. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.


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      13. Plan Not a Contract of Employment. The Plan is not a contract of employment, and the terms of employment of any Grantee shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuance of employment, nor shall it interfere with the right of the Company or any Subsidiary to discharge any Grantee.

      14. Expenses of the Plan. All of the expenses of administering the Plan shall be paid by the Company.

      15. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any exchange upon which shares of Stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Committee may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of Stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      16. Governing Law. Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

Adopted as of December 30, 1998


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